                                                              EXHIBIT 99.906CERT

                                  CERTIFICATION

                             Pursuant to Section 906
                                     of the
                           Sarbanes-Oxley Act of 2002

Name of Registrant:        ING Series Fund, Inc.

Date of Form N-CSR:        October 31, 2003

     The undersigned, the principal executive officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to ING Series Fund, Inc. and will be retained by ING Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

         IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 7th day of January, 2004.


                                              /s/ James M. Hennessy
                                              ----------------------------
                                                  James M. Hennessy

Name of Registrant:        ING Series Fund, Inc.

Date of Form N-CSR:        October 31, 2003


     The undersigned, the principal financial officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to ING Series Fund, Inc. and will be retained by ING Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 7th day of January, 2004.


                                              /s/ Michael J. Roland
                                              ----------------------------
                                                  Michael J. Roland